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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     May 15, 2003
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                                YOUBET.COM, INC.
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               (Exact name of Registrant as Specified in Charter)


    Delaware                       33-13789                  95-4627253
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(State of Other Jurisdiction     (Commission               (IRS Employer
      of Incorporation)           File Number)            Identification No.)


              5901 De Soto Avenue, Woodland Hills, California 91367
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code          (818) 668-2100
                                                       ------------------------



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Item 5.   Other Events.

Attached is the press release issued on May 15, 2003.


Item 7.       Financial Statement, Pro Forma Financial Information and Exhibits.

      (a) Financial Statements.
          None.

      (b) Proforma Financial Information.
          None.

      (c) Exhibits.

          99.1          Press Release dated May 15, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                YOUBET.COM, INC.

Date:    May 15, 2003          By: /s/Gary Sproule
                               Name: Gary Sproule
                               Title:   Chief Financial Officer



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